UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered

Management Investment Companies

Investment Company Act file number:  811-6259

                          Stratus Fund, Inc.

(Exact name of registrant as specified in charter)

6811 S. 27th Street

P.O. Box 82535

                      Lincoln, NE  68501-2535

(Address of principal executive offices)

Jon C. Gross

Stratus Fund, Inc.

P.O. box 82535

                 Lincoln, Nebraska  68501-2535

(Name and address of agent for service)

Registrant’s telephone number:

(402) 323-1846

(888) 769-2362

Date of fiscal year end:

June 30

Date of reporting period:

June 30, 2013

Item 1.  Report to Stockholders

STRATUS FUND, INC.

Annual Report to Shareholders

June 30, 2013

Table of Contents

Management’s Discussion of Fund Performance

1

Performance

5

Expense Example

7

Financial Statements

Schedules of Investments

9

Statements of Assets and Liabilities

14

Statements of Operations

15

Statements of Changes in Net Assets

16

Financial Highlights

17

Notes to Financial Statements

21

Report of Independent Registered Public Accounting Firm

29

Directors and Executive Officers

30

Approval of Investment Advisory Agreement

32

Other Information

34

MANAGEMENTS DISCUSSION OF FUND PERFORMANCE

Dear Fellow Shareholders:

The twelve months ended June 30, 2013 have generated strong returns in the equity markets but fixed income markets saw returns turn slightly negative after years of strong performance.  The S&P 500 gained 20.6% over the twelve months ended June 30, 2013, due in part to continued growth in corporate profitability and against the backdrop of a highly accommodative Federal Reserve Board.  While short-term interest rates remain at rock bottom levels, longer-term Treasuries rose sharply in the quarter ended June 30, 2013, with the ten-year Treasury ending with a yield of 2.5%, up from 1.6% at the start of May.  The rise in yields pushed the widely followed Barclays Capital Aggregate Bond Index to a negative return (-0.7%) for the past year.

Economic growth remains in positive territory, although the current expansion is one of the slowest in US history.  Recent data has pointed to some softness in hiring and a contraction in the manufacturing sector.  However, bright spots in the economy have emerged including housing and autos.  While the US economy continues to plod ahead, international markets are being negatively affected by continued weakness in Eurozone economies and recent evidence of a slowdown in China.

The Federal Reserve and its Chairman, Ben Bernanke, have garnered many headlines over the past twelve months.  Most importantly perhaps were recent comments that the Fed is preparing to pare back or “taper” its monthly bond purchase program if the economy continues to strengthen.  While these comments appeared relatively benign on the surface, the reaction to the comments sent interest rates sharply higher and added a dose of volatility to the equity and fixed income markets.

 Government Securities Portfolio

The Stratus Government Securities Portfolio returned -1.28% for the last fiscal year versus -0.84% for 100% US Treasury bond benchmark.   Although fund duration was consistently shorter than that of the US Treasury one to ten year benchmark throughout the year, our holdings in US Treasury Inflation Protected Securities (TIPS) proved to be a significant drag during the second quarter of 2013.   Fund performance outpaced that of the index by 0.49% from July 2012 to March 2013, but trailed the benchmark in 2Q13 which led to relative underperformance for the entire trailing twelve-month period.  All sectors in our high grade bond universe, except for high grade corporate bonds, had modestly negative returns for the year.  During the second quarter of this year interest rates rose dramatically when the Federal Open Market Committee (FOMC) made comments the market construed as an indication that the FOMC would end  asset purchases (QE3) much sooner than widely anticipated.  The yield on the US ten-year Treasury note abruptly began a climb to almost 2.50% from 1.85% in less than one month.

On September 13, 2012, the FOMC announced an increase in policy accommodation (QE3) by purchasing additional agency mortgage-backed securities at a pace of $40 billion per month while maintaining its existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities (MBS) in agency mortgage-backed securities. These actions together would increase the FOMC’s holdings of longer-term securities by about $85 billion per month.  This action by the FOMC was intended to put downward pressure on longer-term interest rates, support mortgage markets, and help to make broader financial conditions more accommodative.  Agency mortgage backed securities did respond favorably to the action, outperforming many high-grade sectors in the 3rd quarter of 2012.   Consumer thirty-year mortgage rates dropped to historic lows close to 3.25%.  The housing market continues to recover and has appreciated 11% year-over-year.

After the FOMC announcement in September, we witnessed the yield on the ten-year US Treasury note trade in a fairly tight range from about 1.6% to 1.8% throughout the remainder of 2012.  The relatively stable and low nominal yields during the last half of 2012 encouraged corporations to issue debt, and they did so at a record pace in the final quarter of 2012.  The strong market demand for credit spread during 4Q12 saw corporations issue over $229 billion in high grade corporate bonds, the highest amount ever issued during a fourth quarter.  At the end of December, high-yield corporate bond spreads reached the low for the year while high-grade bond spreads pulled back slightly from the 2012 low.  High-grade financial corporate bond spreads showed the biggest improvement during the past year.   High-grade financial bond yields improved to about twenty-five basis points (0.25%) more than non-financial bond yields, which was a four-year low.  Even though high grade corporate bond holdings are constrained to 20% or less of total assets in the Government Securities Portfolio, our allocation of 12% added incremental excess return to the Fund  from July 2012 to March 2013.

The government agency mortgage-backed security market sold off after the release of the FOMC minutes for the December 11, 2012, meeting, primarily due to the comment that, “the committee was evenly divided between those who judged” asset purchases should end in the middle of 2013 and those who believe asset purchases should continue beyond that date.  Even though MBS spreads increased from mid-October, they were still below the level when the FOMC announced QE3 in September.  The government MBS market stabilized during the first quarter, but still underperformed most other high grade sectors from 4Q12 to 1Q13.  Historically, government MBS have outperformed US treasury securities over five and ten year periods.  The Government Securities Portfolio will continue to hold core positions in MBS to capture excess return.

TIPS poor relative performance during 2Q13 negatively impacted Fund performance for the trailing twelve months. TIPS had the poorest performance of all sectors in our high grade universe.  The intermediate TIPS index we track returned -5.62% for 2Q13 and -3.4% for the trailing twelve-month period. The recent sell off in US TIPS has been exacerbated by reduced liquidity in the sector as retail investors have fled from the sector at a frenzied pace.  During normal periods, TIPS are typically less volatile than nominal US Treasury securities. Given the improving economic fundamentals and the accommodative policies being employed by the FOMC, we continue to believe it to be prudent to hold US TIPS and will maintain our current weighting while looking for opportunity in the sector as events unfold.  The Government Securities Portfolio continues to be positioned in a way which we believe to be defensive.  Any change in allocation will be consistent with the Portfolio’s defensive posture.

Growth Portfolio

For the 12 months ended June 30, 2013, the Stratus Growth Portfolio posted a gain of 17.9%, trailing the S&P 500’s gain of 20.6% over that same time period.  For the most recent quarter ended June 30th, the Stratus Growth Portfolio was up 3.0%, slightly ahead of the S&P 500’s gain of 2.9%.  While the overall strength of the global economy remains uncertain, the stock market has posted strong gains since the end of the “Great Recession,” helped by a rebound in corporate profitability with an assist from the extraordinarily accommodative policies of the Federal Reserve.  This backdrop has proven difficult for active managers, as according to data from Bank of America Merrill Lynch, just over 40% of active managers have outperformed the S&P 500 over the past twelve months.

Over the past twelve months, Financials were the top performing sector in the S&P 500, followed by Consumer Discretionary and Health Care.  During this time, the Stratus Growth Portfolio has been slightly underweight relative to the S&P in Financials and Discretionary, but overweight versus the market in Health Care.  Another overweight sector in the Portfolio was Technology, which has been the second worst performing sector over the past twelve months and has detracted from relative performance.  Commodity-related sectors including Energy and Materials have underperformed the market over the past twelve months.  Stratus Growth Portfolio was generally market weighted in these sectors for most of the past year.

Given the uncertain economic backdrop the Stratus Growth Portfolio has continued to emphasize what we believe to be higher quality stocks trading at attractive valuations.  This has resulted in the portfolios having a higher average market capitalization than the market in general, which we believe increases the quality of the portfolio but has adversely impacted performance as smaller stocks within the S&P 500 have outperformed their larger counterparts.   The three largest holdings in the portfolio at fiscal year-end; Comcast (CMCSA), Microsoft (MSFT), and Johnson & Johnson (JNJ), possess our desired quality and value characteristics, and all have posted strong recent returns.  Shares of another large holding in the portfolio, Apple (AAPL), have languished and detracted from performance as the portfolio holds a slightly larger position in AAPL than the market weighting.

The Stratus Growth Portfolio has maintained a diversified portfolio, and risk control is used by maintaining exposure to major sectors and industries of the market while limiting overexposure to individual securities or industries.  Furthermore, cash reserves may be increased in relation to the assessment of risk versus reward for individual stocks or for the stock market in general.

Looking forward, the Stratus Growth Portfolio expects to continue its focus on what we believe to be high quality securities.  Stocks with strong balance sheets, solid cash flows, and the ability to grow dividends appear to be a suitable way to navigate the current uncertain economic environment.  Moreover, many of these securities possess attractive growth potential and trade at valuations which should ultimately be rewarded by investors.

We thank you for your past and continued investment in the Stratus Family of Funds.

Respectfully,

Ryan Sailer, CFA

Mark Portz, CFA

PERFORMANCE

Average Annual Return

End of Period (06/30/2013) Values

1 Year

17.94%

Growth Institutional Shares

$964,349.75

5 Years

4.09%

S&P 500

$1,281,602.75

10 Years

5.82%

Average Annual Return

End of Period (06/30/2013) Values

1 Year

17.91%

Growth Retail Shares

$17,761.36

5 Years

4.08%

S&P 500

$20,995.99

10 Years

5.87%

Results for the Retail Shares on the graph above reflect payment of a maximum sales charge of 4.5% on the $10,000 investment with dividends and capital gains reinvested.  Average annual return in the chart above assumes reinvestment of dividends and capital gains.  Past performance is not predictive of future performance and the graph and table do not reflect deductions for taxes a shareholder would pay on a fund distribution or the redemption of fund shares.

Average Annual Return

End of Period (06/30/2013) Values

1 Year

(1.28%)

Government Securities Institutional Shares

$557,145.75

5 Years

3.31%

Merrill Lynch U.S. Treasury Inter-Term Bond

$639,077.75

10 Years

3.14%

Average Annual Return

End of Period (06/30/2013) Values

1 Year

(1.27%)

Government Securities Institutional Shares

$17,397.83

5 Years

3.33%

Merrill Lynch U.S. Treasury Inter-Term Bond

$19,787.29

10 Years

3.13%

Results for the Retail Shares on the graph above reflect payment of a maximum sales charge of 3% on the $10,000 investment with dividends and capital gains reinvested.  Average annual return in the chart above assumes reinvestment of dividends and capital gains.  Past performance is not predictive of future performance and the graph and table do not reflect deductions for taxes a shareholder would pay on a fund distribution or the redemption of fund shares.

EXPENSE EXAMPLE

As a shareholder of Stratus Fund, Inc. (the Fund) you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at January 1, 2013 and held until June 30, 2013.

The “Actual” section of the table provides information about actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Six Months Ended June 30, 2013” to estimate the expenses you paid on your account during this period.

The “Hypothetical” section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).  Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE (Continued)

	Beginning Account Value at January 1, 2013	Ending Account Value Using Actual Return at June 30, 2013	Expenses Paid During Six Months Ended June 30, 2013*

Actual
Growth Institutional	$1,000.00	$1,126.70	$6.33
Growth Retail	$1,000.00	$1,126.50	$6.33
Government Securities Institutional	$1,000.00	$978.40	$4.66
Government Securities Retail	$1,000.00	$978.50	$4.66

	Beginning Account Value at January 1, 2013	Ending Account Value Using 5% Return at June 30, 2013	Expenses Paid During Six Months Ended June 30, 2013*
Hypothetical (5% return before expenses)
Growth Institutional	$1,000.00	$1,018.84	$6.01
Growth Retail	$1,000.00	$1,018.84	$6.01
Government Securities Institutional	$1,000.00	$1,020.08	$4.76
Government Securities Retail	$1,000.00	$1,020.08	$4.76

* Expenses are equal to the Fund's expense ratio of 1.20% (Growth Portfolio Institutional and Retail Shares) and 0.95%
(Government Securities Portfolio Institutional and Retail Shares), multiplied by the average account value over the period, multiplied by 181 days divided by 365 days (to reflect the one-half year period).

GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
June 30, 2013

		Percent of
Shares	Common Stock - 96.80%	Net Assets	Fair Value

	Basic Materials	2.14%
15,000	Freeport-McMoRan Copper & Gold, Inc.		$414,150
15,000	Market Vectors Gold Miners ETF *		366,150
8,000	The Mosaic Company		430,480
			1,210,780

	Consumer Discretionary	10.83%
55,000	Comcast Corp.		2,303,400
27,000	Lowe's Companies, Inc.		1,104,300
18,000	Viacom, Inc.		1,224,900
24,000	Walt Disney Co.		1,515,600
			6,148,200

	Consumer Staples	11.39%
21,000	CVS Caremark Corp.		1,200,780
18,000	General Mills, Inc.		873,540
23,000	Pepsico, Inc.		1,881,170
11,000	Procter & Gamble Co.		846,890
14,000	Wal-Mart Stores, Inc.		1,042,860
12,000	Whole Foods Market, Inc.		617,760
			6,463,000

	Energy	10.84%
16,000	Exxon Mobil Corp.		1,445,600
15,000	National Oilwell Varco, Inc.		1,033,500
7,000	Noble Corp.		263,060
20,000	Occidental Petroleum Corp.		1,784,600
8,000	Schlumberger Limited		573,280
14,000	Spectra Energy Corp.		482,440
50,000	Talisman Energy, Inc.		571,500
			6,153,980

	Financials	15.82%
11	Berkshire Hathaway, Inc. - A *		1,854,600
3,000	BlackRock, Inc.		770,550
18,000	Capital One Financial Corp.		1,130,580
7,000	Eaton Vance Corp.		263,130
5,000	Goldman Sachs Group, Inc.		756,250
25,000	JPMorgan Chase & Co.		1,319,750
23,000	MetLife, Inc.		1,052,480
35,000	Redwood Trust, Inc.		595,000
30,000	Wells Fargo & Company		1,238,100
			8,980,440

	Health Care	13.80%
21,000	Abbott Laboratories		732,480
21,000	AbbVie, Inc.		868,140
18,000	Covidien plc		1,131,120
23,000	Johnson & Johnson		1,974,780
9,000	Novartis AG		636,390
18,000	United Health Group, Inc.		1,178,640
9,000	Waters Corp. *		900,450
5,000	WellPoint, Inc.		409,200
			7,831,200

9
GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2013

		Percent of
Shares	Common Stock - 96.80%	Net Assets	Fair Value

	Industrials	9.48%
9,000	3M Co.		$984,150
32,000	Expeditors International of Washington, Inc.		1,216,320
75,000	General Electric Co.		1,739,250
14,500	ITT Corp.		426,445
22,000	Terex Corp. *		578,600
5,000	United Parcel Service, Inc.		432,400
			5,377,165

	Technology	19.40%
4,500	Apple, Inc.		1,782,360
70,000	Cisco Systems, Inc.		1,701,700
30,000	EMC Corp. *		708,600
700	Google, Inc. *		616,259
58,000	Microsoft Corp.		2,002,740
47,000	Oracle Corp.		1,443,840
10,000	QUALCOMM, Inc.		610,800
32,000	Texas Instruments, Inc.		1,115,840
60,000	Western Union Co.		1,026,600
			11,008,739

	Telecommunications	1.87%
37,000	Vodafone Group Plc		1,063,380
			1,063,380

	Utilities	1.23%
8,000	Black Hills Corp.		390,000
10,000	Exelon Corp.		308,800
			698,800

	Other Securities - 3.11%
1,763,674	Goldman Sachs Financial Square Government Fund	3.11%	1,763,674

	Total investments in securities (cost $41,827,481)	99.91%	$56,699,358
	Cash	0.03%	15,921
	Other assets, less liabilities	0.06%	35,844
	NET ASSETS	100.00%	$56,751,123

*Indicates nonincome-producing security

Industry classifications are unaudited

See accompanying notes to financial statements

GOVERNMENT SECURITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
June 30, 2013

Principal		Percent of
Amount		Net Assets	Fair Value

	Government Agency Bonds	22.50%
935,000	Federal Home Loan Bank 2.125% due 3/10/23		$872,204
2,100,000	Federal Home Loan Bank 4.875% due 10/30/17		2,409,517
1,100,000	Federal Home Loan Mortgage 3.75% due 3/27/19		1,209,165
1,000,000	Federal Home Loan Mortgage 5.25% due 4/18/16		1,125,679
2,000,000	Federal National Mortgage Assn. 1.50% due 4/24/18		1,991,458
2,000,000	Federal National Mortgage Assn. 5.00% due 5/11/17		2,282,536
2,000,000	Federal National Mortgage Assn. Step due 5/15/18		1,957,784
			11,848,343

	Mortgage Backed Securities	13.60%
2,500,000	Federal Home Loan Mortgage Pool 2.00% due 6/1/28		2,437,063
529,817	Federal Home Loan Mortgage Pool 4.00% due 5/01/19		556,079
134,121	Federal Home Loan Mortgage Pool 5.00% due 2/01/18		141,717
37,825	Federal Home Loan Mortgage Pool 5.50% due 9/01/17		40,406
60,663	Federal Home Loan Mortgage Pool 5.50% due 11/01/16		64,365
18,843	Federal Home Loan Mortgage Pool 6.00% due 3/01/17		20,254
45,845	Federal National Mortgage Assn. Pool 4.50% due 5/01/15		47,309
9,675	Federal National Mortgage Assn. Pool 5.50% due 3/01/17		10,249
598,667	Federal National Mortgage Assn. Pool 5.50% due 1/01/18		634,193
37,113	Federal National Mortgage Assn. Pool 6.00% due 6/01/16		39,192
29,022	Federal National Mortgage Assn. Pool 6.00% due 12/01/16		30,647
172,145	Government National Mortgage Assn. Pool 1.75% due 8/20/34		177,541
134,774	Government National Mortgage Assn. Pool 1.75% due 8/20/32		129,896
356,935	Government National Mortgage Assn. Pool 4.50% due 5/15/18		384,598
405,633	Government National Mortgage Assn. Pool 5.00% due 11/15/33		441,828
2,000,000	Government National Mortgage Assn. CMBS 3.147% due 5/16/40		2,007,884
			7,163,221

	Treasury Notes/Bonds/Inflation Protected Securities	44.50%
1,000,000	US Treasury Note 0.75% due 12/31/17		978,359
1,000,000	US Treasury Note 1.625% due 11/15/22		933,516
2,000,000	US Treasury Note 2.00% due 2/15/22		1,956,094
2,000,000	US Treasury Note 2.125% due 8/15/21		1,991,876
3,000,000	US Treasury Note 2.375% due 2/28/15		3,103,710
2,000,000	US Treasury Note 2.75% due 2/15/19		2,128,750
2,000,000	US Treasury Note 5.125% due 5/15/16		2,256,094
2,219,980	US Treasury Inflation Protected Security 1.625% due 1/15/18		2,430,010
2,532,220	US Treasury Inflation Protected Security 1.875% due 7/15/13		2,534,395
2,510,571	US Treasury Inflation Protected Security 1.875% due 7/15/15		2,668,855
2,178,160	US Treasury Inflation Protected Security 1.875% due 7/15/19		2,455,706
			23,437,365

	Corporate Bonds	12.27%
1,000,000	Archer Daniels 5.45% due 3/15/18		1,152,412
1,000,000	Berkshire Hathaway 5.00% due 8/15/13		1,005,611
1,000,000	Conoco Phillips 5.625% due 10/15/16		1,140,486
500,000	Oracle Corp 1.2% due 10/15/17		485,610
500,000	Pfizer, Inc. 6.20% due 3/15/19		602,923
1,000,000	Procter & Gamble 1.8% due 11/15/15		1,025,720
1,000,000	SBC Communications 5.10% due 9/15/14		1,050,718
			6,463,480

	Student Loans	3.15%
2,000,000	Brazos 2005-2 B2 due 6/25/42		1,656,376

	Other Securities	3.39%
1,785,161	JP Morgan U.S. Government Fund		1,785,161

	Total investments in securities (cost $49,953,207)	99.41%	$52,353,946
	Other assets, less liabilities	0.59%	310,904
	TOTAL NET ASSETS	100.00%	$52,664,850

See accompanying notes to financial statements

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2013

		Government
	Growth	Securities
Assets:	Portfolio	Portfolio
Investments in securities at fair value
(cost $41,827,481 and $49,953,207)	$ 56,699,358	$ 52,353,946
Cash	15,921	-
Accrued interest and dividends receivable	93,427	336,372
Prepaid expense	418	418
Receivable for fund shares sold	22,614	14,666
Total assets	$ 56,831,738	$ 52,705,402

Liabilities:
Accrued expenses, including investment management
and distribution expense payable to adviser,
administrator and distributor (note 4)	47,460	32,802
Payable for fund shares redeemed	33,155	7,750
Total liabilities	80,615	40,552

Net assets applicable to outstanding capital stock	$ 56,751,123	$ 52,664,850

Net assets are represented by:
Capital stock, authorized 20 million and 10 million shares respectively;
outstanding, at $.001 par (note 6)	$ 3,223	$ 5,088
Additional paid-in capital	42,421,487	50,341,932
Accumulated undistributed net investment gain	211,789	8,573
Accumulated net realized loss on investments	(757,253)	(91,482)
Unrealized appreciation	14,871,877	2,400,739
Total net assets applicable to shares outstanding	$ 56,751,123	$ 52,664,850

Shares outstanding and net asset value per share:
Institutional class net assets	$ 56,563,941	$ 52,661,697
Institutional shares of Capital Stock outstanding	3,212,330	5,087,821
Net Asset Value and offering price per share - Institutional shares	$ 17.61	$ 10.35

Retail class net assets	$ 187,182	$ 3,153
Retail shares of Capital Stock outstanding	10,774	305
Net Asset Value per share - Retail shares	$ 17.37	$ 10.35
Maximum sales charge (note 4)	0.82	0.32
Maximum offering price to public	$ 18.19	$ 10.67

See accompanying notes to financial statements

STATEMENTS OF OPERATIONS
Year Ended June 30, 2013

		Government
	Growth	Securities
Investment income:	Portfolio	Portfolio

Dividends	$ 1,238,380	$ 667
Interest	-	1,633,162
Other income	12,252	-
Total investment income	$ 1,250,632	$ 1,633,829

Expenses:
Investment advisory fees (note 4)	$ 413,291	$ 272,341
Administration fees (note 4)	137,763	136,170
Accounting and auditing	33,495	33,865
Directors' compensation	25,250	25,250
Securities pricing	6,340	8,375
Other operating expenses	42,521	41,211
Total expenses	658,660	517,212
Net investment income	$ 591,972	$ 1,116,617

Realized and unrealized gain (loss) on investments:
Net realized gain (loss)	$ 1,539,361	$ -
Net unrealized appreciation (depreciation)
Beginning of period	7,973,392	4,199,691
End of period	14,871,877	2,400,739
Net unrealized appreciation (depreciation)	6,898,485	(1,798,952)
Net realized and unrealized gain (loss) on investments	8,437,846	(1,798,952)

Net increase (decrease) in net assets resulting from operations	$ 9,029,818	($682,335)

See accompanying notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS
Years Ended June 30, 2013 and June 30, 2012

			Government
	Growth Portfolio		Securities Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Operations:
Net investment income	$ 591,972	$ 567,783	$ 1,116,617	$ 1,331,379
Net realized gain (loss) on investments	1,539,361	(26,105)	-	5,773
Unrealized appreciation (depreciation)	6,898,485	(927,536)	(1,798,952)	722,621
Net increase (decrease) in net assets resulting from operations	9,029,818	(385,858)	(682,335)	2,059,773

Distributions to shareholders from:
Net investment income
Institutional Class	609,096	492,271	1,157,078	1,287,177
Retail Class	2,342	1,653	69	73
	611,438	493,924	1,157,147	1,287,250
Net realized gains
Institutional Class	-	-	-	-
Retail Class	-	-	-	-
	-	-	-	-

Total distributions	611,438	493,924	1,157,147	1,287,250

Capital share transactions (note 6):
Proceeds from sales	4,723,194	5,395,745	10,163,223	9,991,775
Payment for redemptions	(10,329,479)	(12,144,988)	(12,010,427)	(12,441,333)
Reinvestment of net investment income	415,361	315,300	757,646	862,203
Reinvestment of net realized gains	-	-	-	-
Total decrease from capital share transactions	(5,190,924)	(6,433,943)	(1,089,558)	(1,587,355)
Total increase (decrease) in net assets	3,227,456	(7,313,725)	(2,929,040)	(814,832)

Net Assets:
Beginning of period	53,523,667	60,837,392	55,593,890	56,408,722
End of period	$ 56,751,123	$ 53,523,667	$ 52,664,850	$ 55,593,890

Undistributed net investment income:	$ 211,789	$ 231,255	$ 8,573	$ 57,178

GROWTH PORTFOLIO INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2013, 2012, 2011, 2010, and 2009

	2013		2012	2011	2010	2009
Net asset value:
Beginning of period	$ 15.11		$ 15.27	$ 12.30	$ 11.19	$15.20
Income from investment operations
Net investment income	0.19		0.17	0.11	0.08	0.11
Net realized and unrealized gain (loss) on investments	2.49		(0.20)	2.94	1.12	(3.90)
Total income (loss) from investment operations	2.68		(0.03)	3.05	1.20	(3.79)

Less distributions
Dividends from net investment income	(0.18)		(0.13)	(0.08)	(0.09)	(0.14)
Distribution from net realized gains	0.00		0.00	0.00	0.00	(0.08)
Total distributions	(0.18)		(0.13)	(0.08)	(0.09)	(0.22)

End of period	$ 17.61		$ 15.11	$ 15.27	$ 12.30	$11.19

Total return:	17.94%		(0.13%)	24.84%	10.62%	(24.87%)

Ratios/Supplemental data:
Net assets, end of period	$ 56,563,941		$ 53,332,085	$ 60,640,002	$ 49,527,391	$47,022,529
Ratio of expenses to average net assets	1.20%	(a)	1.18%	1.18%	1.18%	1.16%
Ratio of net investment income to average net assets	1.07%	(a)	1.03%	0.73%	0.59%	0.97%
Portfolio turnover rate	16.21%		20.22%	29.56%	36.68%	23.09%

Per share amounts calculated on average shares outstanding

See accompanying notes to financial statements

GROWTH PORTFOLIO RETAIL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2013, 2012, 2011, 2010, and 2009

	2013	2012	2011	2010	2009
Net asset value:
Beginning of period (a)	$ 14.91	$ 15.07	$ 12.14	$11.05	$15.01
Income from investment operations
Net investment income	0.19	0.17	0.11	0.08	0.11
Net realized and unrealized gain (loss) on investments	2.45	(0.20)	2.90	1.10	(3.85)
Total income (loss) from investment operations	2.64	(0.03)	3.01	1.18	(3.74)

Less distributions
Dividends from net investment income	(0.18)	(0.13)	(0.08)	(0.09)	(0.14)
Distribution from net realized gains	0.00	0.00	0.00	0.00	(0.08)
Total distributions	(0.18)	(0.13)	(0.08)	(0.09)	(0.22)

End of period (a)	$ 17.37	$ 14.91	$ 15.07	$12.14	$11.05

Total return: (a)	17.91%	(0.13%)	24.84%	10.57%	(24.85%)

Ratios/Supplemental data:
Net assets, end of period	$ 187,182	$ 191,582	$ 197,390	$178,301	$224,791
Ratio of expenses to average net assets	1.20%	1.18%	1.18%	1.18%	1.16%
Ratio of net investment income to average net assets	1.07%	1.03%	0.73%	0.59%	0.97%
Portfolio turnover rate	16.21%	20.22%	29.56%	36.68%	23.09%

Per share amounts calculated on average shares outstanding

(a) Excludes maximum sales load of 4.5%

See accompanying notes to financial statements

GOVERNMENT SECURITIES PORTFOLIO INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2013, 2012, 2011, 2010, and 2009

Net asset value:	2013	2012	2011	2010	2009
Beginning of period	$ 10.71	$ 10.57	$ 10.58	$ 10.28	$ 10.02
Income from investment operations
Net investment income	0.22	0.26	0.29	0.30	0.29
Net realized and unrealized gain (loss) on investments	(0.35)	0.13	(0.01)	0.29	0.28
Total income from investment operations	(0.13)	0.39	0.28	0.59	0.57

Less distributions
Dividends from net investment income	(0.23)	(0.25)	(0.29)	(0.29)	(0.31)
Total distributions	(0.23)	(0.25)	(0.29)	(0.29)	(0.31)

End of period	$ 10.35	$ 10.71	$ 10.57	$ 10.58	$ 10.28

Total return:	(1.28%)	3.68%	2.67%	5.88%	5.76%

Ratios/Supplemental data:
Net assets, end of period	$ 52,661,697	$ 55,590,696	$ 56,405,643	$ 56,900,642	$ 53,364,244
Ratio of expenses to average net assets	0.95%	0.92%	0.94%	0.92%	0.87%
Ratio of net investment income to average net assets	2.05%	2.37%	2.76%	2.88%	2.96%
Portfolio turnover rate	17.52%	20.19%	6.96%	18.44%	17.54%

Per share amounts calculated on average shares outstanding

See accompanying notes to financial statements

GOVERNMENT SECURITIES PORTFOLIO RETAIL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2013, 2012, 2011, 2010, and 2009

	2013	2012	2011	2010	2009
Net asset value:
Beginning of period (a)	$ 10.71	$ 10.57	$ 10.58	$ 10.28	$ 10.02
Income from investment operations
Net investment income	0.22	0.26	0.29	0.30	0.29
Net realized and unrealized gain (loss) on investments	(0.35)	0.13	(0.01)	0.30	0.28
Total income from investment operations	(0.13)	0.39	0.28	0.60	0.57

Less distributions
Dividends from net investment income	(0.23)	(0.25)	(0.29)	(0.30)	(0.31)
Total distributions	(0.23)	(0.25)	(0.29)	(0.30)	(0.31)

End of period (a)	$ 10.35	$ 10.71	$ 10.57	$ 10.58	$ 10.28

Total return: (a)	(1.27%)	3.70%	2.65%	5.98%	5.76%

Ratios/Supplemental data:
Net assets, end of period	$ 3,153	$ 3,194	$ 3,079	$ 3,303	$ 12,602
Ratio of expenses to average net assets	0.95%	0.92%	0.94%	0.92%	0.87%
Ratio of net investment income to average net assets	2.05%	2.37%	2.76%	2.88%	2.96%
Portfolio turnover rate	17.52%	20.19%	6.96%	18.44%	17.54%

Per share amounts calculated on average shares outstanding

(a) Excludes maximum sales load of 3.0%

See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

June 30, 2013

1.

Organization

Stratus Fund, Inc. (the Fund) is a Minnesota corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.  The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At June 30, 2013, the following series were authorized and had shares outstanding:

Growth Portfolio

Government Securities Portfolio

Both the Growth Portfolio and the Government Securities  Portfolio (each a Portfolio and collectively the Portfolios) have two classes of shares authorized and outstanding: retail and institutional.

2.

Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its Portfolios’ financial statements.

Use of Estimates

In preparing its Portfolios’ financial statements in accordance with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period.  Actual results could differ from those estimates.

Valuation of Investments

Investment securities are carried at fair value determined using the following valuation methods:

•

Securities traded on a national or regional stock exchange or included in the NASDAQ National Market System are valued at the last quoted sales price as reported by an independent pricing service.  Investments in mutual funds are valued at the quoted net asset value for the fund.  Debt securities held by the Portfolios are valued using market quotations when available.

•

In the event that the price of a security is not available from the pricing services, one or more brokerage firms are contacted to obtain the most recent price available for the security.

•

Securities including bonds, restricted securities, or other assets for which reliable recent market quotations are not readily available are valued at fair market value as determined in good faith under the direction of the Board of Directors.  Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

All securities are valued at the close of each business day.

The Growth Portfolio is authorized to purchase exchange-traded put and call options. At June 30, 2013, the Growth Portfolio had no such exchange traded options nor were any purchased during the year then ended.

Each Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short-sale).  When a Portfolio makes a short-sale, it must borrow the security sold short and deliver it to the buyer.  The proceeds from the short-sale will be retained by the broker-dealer through which it made the short-sale as collateral for its obligation to deliver the security upon conclusion of the sale.  The Portfolio may have to pay a fee to borrow the security and may be obligated to remit any interest received on such borrowed securities.  A gain or loss is recognized upon the termination of the short sale, if the market price at termination is less than or greater than the proceeds originally received.  The Portfolios did not enter into any short sale transactions for the year ended June 30, 2013.

Security Transactions and Investment Income

Security transactions are accounted for on the date securities are purchased or sold (trade date).  Dividend income is recognized on the ex-dividend date and interest income is accrued daily.  Amortization of premium and accretion of discount is accrued daily using the constant yield method and is included in interest income.  Realized investment gains and losses are determined by specifically identifying the issue sold.

Expenses

With the exception of class-specific expenses, each Portfolio allocates expenses as well as revenue and gains and losses to its classes based on relative net assets to total Portfolio net assets.  Class-specific expenses are borne solely by that class.

Federal Income Taxes

It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute substantially all of the taxable income generated by the Portfolios to their shareholders within the time period allowed by the Federal law.  Consequently, no liability for Federal income taxes is required. Internal Revenue Code requirements regarding distributions may differ from amounts determined under accounting principles generally accepted in the United States of America.  These book/tax differences are either temporary or permanent in nature.  To the extent these differences are permanent, they are charged or credited to paid-in-capital, accumulated undistributed net investment income or accumulated net realized gain/loss, as appropriate in the period that the differences arise. Each Portfolio is treated as a separate entity for tax purposes, and on a calendar basis, will distribute substantially all of its net investment income and realized gains, if any, to avoid payment of any Federal excise tax.  There will be no net realized gain distributions until the net realized capital loss carry forwards have been offset or expired.

The Portfolios have no material uncertain tax benefits as of June 30, 2013.  All tax years prior to the fiscal year ended June 30, 2010 are closed to examination.  It is the policy of the Portfolios to recognize accrued interest and penalties related to uncertain tax benefits in income taxes.

Distribution to Shareholders

Dividends to shareholders are recorded on the ex-dividend date.  The Government Securities Portfolio may declare dividends monthly and the Growth Portfolio may declare dividends annually.  The dividends declared become payable immediately.  Net realized gains, if any, are distributed annually.

Fair Value Measurements

The Fair Value Measurements and Disclosures topic of the Financial Accounting Standards Board (FASB) Accounting Standards Codification defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  The various inputs that may be used to determine the fair value are summarized in three levels:

Level 1 -

Quoted prices in active markets for identical securities

Level 2 -  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

Level 3 -

In general, investments classified within Level 3 use many of the same valuation techniques and inputs as Level 1 and 2 securities.  However, if key inputs are unobservable, or if the investments are illiquid and there is very limited trading activity, the investments are generally classified as Level 3

In measuring fair value, the Fund primarily uses valuations based on market data.  The inputs used for each asset class is as follows:

Level 1

•

Common Stock – Comprised of actively traded, exchange listed equity securities.  Valuation is determined by quoted prices in active markets.

•

Other Securities – Comprised of money market funds that have daily quoted net asset values.

Level 2

•

Government Agency–Valuation is determined by using a collaboration of the following inputs: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

•

Mortgage Backed Securities–Valuation is determined by using a collaboration of the following inputs: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

•

Treasury Notes/Bonds/Inflation Protected Securities–Valuation is determined by using a collaboration of the following inputs: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

•

Corporate Bonds–Valuation is determined by using a collaboration of the following inputs: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

Level 3

•

Student Loan Asset Backed Securities –Valuation is determined using a collaboration of the following inputs: 1) Discounted Cash Flow Model Valuation – where the expected cash flows are discounted to the present using a yield that incorporates compensation for a lack of liquidity. 2) Market Comparables Method – where the securities are valued based on closed transactions and secondary market indications that reflect the discounts that buyers demand when purchasing similar securities.  Additional adjustments are made to incorporate trading activity in securities from the same issuance trust.  The Fund does not develop the unobservable inputs used in measuring fair value of its Level 3 securities; therefore quantitative information about the significant unabservable inputs used in the valuation are not disclosed.

The Fund made no transfers between Levels 1 and 2 during the year ended June 30, 2013.  The following is a summary of the levels within each of the Portfolio’s investments as of June 30, 2013:

Growth Portfolio:

Level 1

Level 2

 Level 3

Common Stock	$ 54,935,684(1)	$ -	$ -
Money Markets	1,763,674	-	-

Totals	$ 56,699,358	$ -	$ -

(1) All common stocks in the portfolio are Level 1 and further detail by industry is disclosed in the schedule of investments.

Government Securities Portfolio:

Level 1

Level 2

 Level 3

Government Agency Bonds	$ -	$ 11,848,343	$ -
Mortgage Backed Securities	-	7,163,221	-
Treasury Notes/Bonds/
Inflation Protected Securities	-	23,437,365	-
Corporate Bonds	-	6,463,480	-
Student Loans	-	-	1,656,376
Money Markets	$ 1,785,161	-	-
Totals	$ 1,785,161	$ 48,912,409	$ 1,656,376

Changes in assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended June 30, 2013 were as follows (in thousands):

	Balance		Net Realized	Net Unrealized		Net Transfers	Net Transfers	Balance
	6/30/2012	Purchases	Gain(Loss)	Appreciation (Loss)	Sales	into Level 3	out of Level 3	6/30/2013
Student Loans	$1,414	$-	$-	$242	$-	$-	$-	$1,656

3.

Federal Income Tax Information

Distributions paid during the years ended June 30, 2013 and 2012, totaled $611,438 and $493,924 for the Growth Portfolio, respectively, $1,157,147 and $1,287,250 for the Government Securities Portfolio, respectively, and were all characterized as ordinary income for tax purposes.  No realized gains were distributed for either the Growth Portfolio or the Government Securities Portfolio for the years ended June 30, 2013 and 2012.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.  These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2013, the components of the tax basis cost of investments and net unrealized appreciation for the Growth Portfolio and Government Securities Portfolio were as follows:

Growth

Government Securities

Federal tax cost of investments	$ 41,827,481	$ 49,953,207

Unrealized appreciation	$ 15,676,029	$ 2,734,232
Unrealized depreciation	(804,152)	(333,493)
Net unrealized appreciation	$ 14,871,877	$ 2,400,739

As of June 30, 2013 the components of distributable earnings on a tax basis were as follows:

Growth

Government Securities

Net unrealized appreciation	$ 14,871,877	$ 2,400,739
Undistributed ordinary income	$ 211,789	$ 8,573
Undistributed capital gains	$ -	$ -
Accumulated capital losses	$ (757,253)	$ (91,482)

The difference between accumulated net realized capital losses and accumulated capital losses for tax purposes is attributable to the deferral of capital losses occurring subsequent to October 31, 2012.  There were no capital losses for either the Growth Portfolio nor the Government Securities Portfolio.  For tax purposes, such losses would be realized in the year ended June 30, 2014. The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes.  The Growth Portfolio had unused capital loss carryforwards of $757,253, available for federal income tax purposes, at June 30, 2013 of which $399,056 expire in 2018 and $358,197 have no limitation. The Government Securities Portfolio had unused capital loss carryforwards of $91,482 available for federal income tax purposes, at June 30, 2013, which expire as follows: $3,160 in 2014, $44,280 in 2015, $18,376 in 2016 and $25,666 in 2017.

4.

Fees, Expenses and Related Party Transactions

  Investment Advisory Services

The Fund and its Portfolios have retained a related company, Union Investment Advisors, Inc. (the Advisor) as the investment advisor for the Fund’s assets.

Under the investment advisory agreement the Advisor receives fees for services rendered at the following rates per annum of the average daily net assets of the Portfolios:

Portfolio

Annual Fee Rate

Growth

.75%

Government Securities

.50%

Administrative Services; Transfer Agent; Custodian

The Fund has retained Adminisystems, Inc. (the Administrator) to act as transfer agent and administrator to provide all necessary record keeping and share transfer services for the Fund. The Administrator is a related party to the Fund.  The agreement provides that each Portfolio will pay an administrative fee to the Administrator equal to .25% per annum of average daily net assets.  The Fund has retained Union Bank & Trust Company, a related party, as custodian for the Fund’s assets.  The Portfolios have recorded amounts payable to the custodian reflecting overdrafts which occur in the ordinary course of business due to the timing of settlements.

Distribution Services

The Fund has selected Nelnet Capital, LLC (the Distributor), a company related through common management to the Advisor and Union Bank & Trust Company, to act as the underwriter and distributor of the fund’s shares. Retail shares for the
Growth Portfolio include a maximum sales charge of 4.5%.  Retail shares for the Government Securities Portfolio include a maximum sales charge of 3.0%.  For sales of both Portfolios of $50,000 or more, the sales charge is reduced.

Fees

Under the terms of the advisory and administrative agreements outlined above, the Portfolios collectively incurred $685,632 and $273,933, respectively, for such services during the year ended June 30, 2013. The Portfolios did not incur any fees under the custodian agreement.

At June 30, 2013, the following accrued investment advisory and administrative fees were payable to the Advisor and Administrator.

Payable to

Payable to

Advisor

Administrator

 Total

Growth Portfolio	$ 35,595	$ 11,865	$ 47,460
Government Securities Portfolio	21,868	10,934	32,802

Brokerage Services

In addition to the amounts paid by the Portfolios under advisory, custodian, and administration agreements, the Portfolios can use Nelnet Capital, LLC, a related party, to effect security trades on their behalf.  For the year ended June 30, 2013, the Growth Portfolio paid $9,534 in commissions to Nelnet Capital, LLC. The Investment Advisor seeks best execution when selecting brokers to effect trades on behalf of the Portfolios.  As is customary in the industry, the investment advisor evaluates the pricing and ability to execute the transactions in selecting brokers to effect trades.

Ownership of Fund Shares by Management

At June 30, 2013, directors, officers and employees of the Fund, the Advisor and Administrator and their immediate families held the following in each Portfolio under UBATCO & Co., nominee name for Union Bank & Trust Company:

   Shares

    Value

Growth Portfolio Institutional Class	26,698	$ 470,147
Growth Portfolio Retail Class	-	-
Government Securities Portfolio Institutional Class	7,520	77,831
Government Securities Portfolio Retail Class	-	-

At June 30, 2013, UBATCO & Co. held the following in each Portfolio:

   Shares

Value

Growth Portfolio Institutional Class	3,207,458	$ 56,483,340
Growth Portfolio Retail Class	3,871	67,234
Government Securities Portfolio Institutional Class	5,086,044	52,640,556
Government Securities Portfolio Retail Class	-	-

5.

Securities Transactions

Purchases of securities and proceeds from sales, excluding short-term securities and US Government obligations, were as follows for each Portfolio for the year ended June 30, 2013:

Proceeds

Purchases

Proceeds

from Calls

of Securities

from Sales

& Maturities

Growth Portfolio	$ 8,674,982	$ 14,213,226	$ -
Government Securities Portfolio	7,950,859	-	7,001,631

6.

Capital Share Transactions

The Fund is authorized to issue a total of 1 billion shares of common stock in series with a par value of $.001 per share.

Transactions in the capital stock of each Portfolio for the year ended June 30, 2013 were as follows:

Growth

Growth

Portfolio

Portfolio

Institutional Shares

Retail Shares

Transactions in shares:

Shares sold	288,465	5
Shares redeemed	(633,438)	(2,222)
Reinvested dividends	26,870	139
Net increase (decrease)	(318,103)	(2,078)

Growth

Growth

Portfolio

Portfolio

Institutional Shares

Retail Shares

Transactions in dollars:

Dollars sold	$ 4,723,118	$ 76
Dollars redeemed	(10,293,191)	(36,288)
Reinvested dividends	413,259	2,102
Net increase (decrease)	$ (5,156,814)	$ (34,110)

Government

Government

Securities Portfolio

Securities Portfolio

Institutional Shares

Retail Shares

Transactions in shares:

Shares sold	951,944	-
Shares redeemed	(1,124,524)	-
Reinvested dividends	71,074	7
Net increase (decrease)	(101,506)	7

Transactions in dollars:

Dollars sold	$ 10,163,223	$ -
Dollars redeemed	(12,010,427)	-
Reinvested dividends	757,577	69
Net increase (decrease)	$ (1,089,627)	$ 69

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Stratus Fund, Inc.

Lincoln, Nebraska

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Stratus Fund, Inc. (the “Fund”) comprising the Growth and Government Securities Portfolios as of June 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Stratus Fund, Inc. as of June 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

August 20, 2013

DIRECTORS AND EXECUTIVE OFFICERS

The Fund is governed by a Board of Directors which is responsible for protecting the interests of the Fund’s shareholders under Minnesota law.  The Board of Directors meet periodically throughout the year to oversee the Fund’s activities, review its performance, and review the actions of the Adviser.

The names, addresses and principal occupations during the past five years of the directors and executive officers of the Fund are given below:

Directors Who Are Not Interested Persons of the Fund

Name, Address and Age	Director Since	Position Held With Fund	Principal Occupation During Last Five Years	Other Directorships
Thomas C. Smith (68) 1225 “L” Street Suite 200 Lincoln, Nebraska 68508	1993	Director	Chairman and Chief Executive Officer, SMITH HAYES Financial Services Corporation (financial services corporation) Lincoln, Nebraska	None
R. Paul Hoff (78) 2543 Bluff Road Seward, Nebraska 68434	1993	Director	Retired	None
Edson L. Bridges III (55) 8401 W. Dodge Road, #256 Omaha, Nebraska 68114	1993	Director	Vice President and Director of Bridges Investment Counsel Inc. (registered investment adviser)	Director, Bridges Investment Fund, Inc.
James J. DeMars (69) P.O. Box 81607 Lincoln, Nebraska 68501	2004	Director	Retired. Partner of DeMars, Gordon, Olson & Zalewski (law firm)	None

Directors Who Are Interested Persons of the Fund

Name, Address and Age	Director Since	Position(s) Held With Fund	Principal Occupation During Last Five Years	Other Directorships
Jon Gross (43)* 6801 S. 27th Street Lincoln, Nebraska 68512	2004	President and Chief Executive Officer	Senior Vice President, Union Bank and Trust Company; Chief Executive Officer, Adminisystems, Inc.; Chairman and Chief Executive Officer, Union Investment Advisors, Inc.; Director, Nelnet Capital, LLC.	None

_______________________________________________________________________

*Mr. Gross is considered an interested person of the Fund because he is an officer and director of the adviser to, and managing director of the principal underwriter of, the Fund.

Executive Officers

Name, Address and Age	Officer Since	Position(s) Held With Fund	Principal Occupation During Last Five Years
Jon Gross (43) 6801 S. 27th Street Lincoln, Nebraska 68512	2003	President and Chief Executive Officer	Senior Vice President, Union Bank and Trust Company; Chief Executive Officer, Adminisystems, Inc.; Chairman and Chief Executive Officer, Union Investment Advisors, Inc.; Director, Nelnet Capital, LLC.
Jeff Jewell (41) 6811 S. 27th Street Lincoln, Nebraska 68512	2003	Vice President and Chief Financial Officer	Vice President, Union Bank and Trust Company; Vice President, Adminisystems, Inc.
Tanya Lebsock (44) 6811 S. 27th Street Lincoln, Nebraska 68512	2003	Secretary and Chief Compliance Officer	Assistant Vice President, Union Bank and Trust Company; Chief Compliance Officer, Union Investment Advisors, Inc.

The Fund’s statement of additional information includes additional information about the Fund’s directors and is available upon request, without charge, by calling (888) 769-2362.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of Stratus Fund, Inc. oversees the management of the Fund and its investment portfolios, the Government Securities Portfolio and Growth Portfolio (the "Portfolios"), and  as  required by  law,  determines annually whether to  approve the continuance of the Investment Advisory Agreement with Union Investment Advisors ("UIA").  At a meeting held on July 25, 2013, the Board of Directors (the "Board"), including a majority of the independent directors attending the meeting in person, approved the continuance of the Investment Advisory Agreement for another year.

In preparation for the meeting, the Board received and evaluated information supplied by UIA in response to a letter prepared by legal counsel which requested information relevant to approval of the Investment Advisory Agreement.  The Board considered the factors discussed below in evaluating the continuation of the Investment Advisory Agreement.

The Board reviewed the nature and extent of the services provided by UIA under the Investment Advisory Agreement.  The Board reviewed the credentials and experience of the officers of UIA providing services under the Investment Advisory Agreement and concluded that UIA is qualified to provide and is providing services in accordance with the Investment Advisory Agreement.  Based on such review, the Board concluded that the nature and quality of services provided by UIA under the Investment Advisory Agreement was appropriate.

The Board reviewed the performance of the Portfolios during the past one-, three-, five-, and ten-year time periods against the performance of funds advised by other advisers with investment strategies comparable to those of the Portfolios, and the performance of the Portfolios relative to benchmark indices.  The Board noted that the performance of the Government Securities Portfolio was slightly below that of its benchmark for the time periods presented, but significantly better than that of its peer group for all such time periods.  The Board noted that the performance of the Growth Portfolio was lagging behind its benchmark and that of its peer group, but the Board was pleased with the consistency and analytic approach used by the investment adviser in its investment management of the Growth Portfolio and, therefore, deemed the performance of the Growth Portfolio to be satisfactory.

In reviewing the advisory fee rate for the Portfolios under the Investment Advisory Agreement, the Board compared the Portfolios' effective contractual advisory fee rates and total expense ratios with those for comparable funds.  The Board noted that the advisory fee rates for both Portfolios were higher than those of funds advised by other advisers with investment strategies comparable to those of the respective Portfolios.  However, the total expense ratio for the Growth Portfolio was lower than that for comparable funds and, although the total expense ratio for the Government Securities Portfolio was slightly higher than that for comparable funds, the difference was more than offset by the extent of better performance exhibited by the Government Securities Portfolio compared to that of other funds.  Consequently, the Board considered the  Portfolios' fees to be satisfactory.  The Board also considered the fees charged by affiliates of UIA for investment advisory services provided to clients other than mutual funds, and concluded that those fees are roughly comparable to the fees paid by the Portfolios.

The Board concluded that possible economies of scale that might be realized by UIA in management of the Portfolios were not relevant to its deliberation because the Portfolios had not grown in size in recent years.

OTHER INFORMATION

The Fund provides a complete list of its portfolio holdings four times each fiscal year as of the end of each quarter.  For the second and fourth fiscal quarters, the lists appear in the Fund’s semi-annual and annual reports to shareholders.  For the first and third fiscal quarters, the Fund files the list with the Securities and Exchange Commission on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C.  You can obtain information on the operation of the public reference room, including information about duplicating fee charges, by calling 1-800-SEC-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov.  The SEC file number for the Fund is 811-6259.  The Fund makes the information on Form N-Q available to shareholders upon request made by calling (888) 769-2362.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request made by calling (888) 769-2362.  The information is also available on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2013, is available, without charge, upon request made by calling (888) 769-2362.  The information is also available on the Commission’s website at http://www.sec.gov.

Item 2.  Code of Ethics

As of the end of the period covered by this report, Stratus Fund, Inc. (the “Fund”) had adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”).  The Code is intended to promote honest and ethical conduct, full, fair, accurate and timely disclosure in reports and documents that the Fund files with the Securities and Exchange Commission (“SEC”) and compliance with applicable laws and regulations.  There were no amendments to the Code during the period covered by this report.  The Fund did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The Fund will provide to any person, without charge, a copy of the Code, upon request made by calling (888) 769-2362.

Item 3.  Audit Committee Financial Expert

The Fund’s Board of Directors has determined that at the present time, none of the members of the Audit Committee of the Board of Directors meets the definition of the term “audit committee financial expert” as adopted by the SEC.  That definition requires that a person have prepared or audited investment company financial statements in order to qualify as an “audit committee financial expert.”

The Fund’s Audit Committee consists of three independent directors, each of whom has been selected based upon the Board’s determination that they are fully qualified to monitor the performance of the Fund’s independent auditors and management’s reporting of the Fund’s financial condition and results of operations.  Although none of the members of the Audit Committee meet the technical definition of an “audit committee financial expert,” the committee has sufficient financial expertise to adequately perform their duties.  Messrs. Smith and Bridges each have many years of experience in the financial service industry and Mr. Hoff has been an owner and director of both.  In addition, the Audit Committee has the authority to retain independent consultants and experts whenever it deems appropriate.  As a result, the Fund believes that the experience provided by each member of the Audit Committee together offers the Fund adequate oversight for the Fund’s level of financial complexity.

Item 4.  Principal Accountant Fees and Services

Audit Fees

Deloitte & Touche, LLP, the Fund’s independent auditor, billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

	Fees Billed in FY 2013	Percentage of Fees in FY 2013 Provided Pursuant to Pre-Approved Policies	Fees Billed in FY 2012	Percentage of Fees in FY 2012 Provided Pursuant to Pre-Approved Policies

Audit Fees	$50,800	0.00	$42,600	0.00
Audit Related Fees	10,600	0.00	3,300	0.00
Tax Fees	5,960	0.00	5,062	0.00
All Other Fees	0	0.00	0	0.00
Total Fees	$67,360	0.00	$50,962	0.00

Audit fees were paid for professional services rendered for the audit of the Fund’s financial statements and for services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.  Audit related services were rendered for assurance and related services to the Fund that are reasonable related to the performance of the audit of the Fund’s financial statements but are not reported as audit fees.  Fees paid for tax services were for professional services relating to tax compliance, tax advice and tax planning.

Other Fees

Deloitte & Touche billed the Fund aggregate non-audit fees of $5,062 for the fiscal year ended June 30, 2012, and $5,960 for the fiscal year ended June 30, 2013, for non-audit related services.  The Fund’s Audit Committee approves each engagement of Deloitte & Touche to perform non-audit related services for the Fund.  It has not adopted any pre-approval policies or procedures for such non-audit related services.  The Audit Committee considered whether services provided by Deloitte & Touche to the Fund’s investment adviser or any affiliate of the Fund’s investment adviser is compatible with maintaining the independence of Deloitte & Touche, and determined that Deloitte & Touche’s independence would not be compromised.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

A schedule of investments for the Fund’s investment portfolios is included as a part of the report to shareholders filed under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this report.

Item 11.  Controls and Procedures

An evaluation was performed by the officers of the Fund, including the principal executive officer and principal financial officer, of the effectiveness and design of the Fund’s disclosure controls and procedures.  Based on that evaluation, which was conducted within 90 days of the filing date of this report, the Fund’s principal executive officer and principal financial officer concluded that the Fund’s disclosure controls and procedures were reasonably designed and effectively operate so as to ensure that material information relating to the Fund is made known to management of the Fund, including the principal executive officer and principal financial officer.  There have been no significant changes in the Fund’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal controls over financial reporting.

Item 12.  Exhibits

(a)

(1)

Code of Ethics for Principal Executive and Senior Financial Officers.

(2)

Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act.

(3)

Not applicable.

(b)

Certifications required by Section 1350 of Chapter 63 of Title 18 of the United States Code.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stratus Fund, Inc.

By /s/ Jon C. Gross _______________________

      Jon C. Gross
     President

      (Principal Executive Officer)

Date:  August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Jon C. Gross _______________________

      Jon C. Gross

      President
     (Principal Executive Officer)

Date:  August 29, 2013

By /s/ Jeffrey Jewell _______________________

      Jeffrey Jewell

      Vice-President and Chief Financial Officer
     (Principal Financial Officer)

Date:  August 29, 2013